SUMMARY PROSPECTUS
TILCX
May 1, 2015

T. Rowe Price Institutional Large-Cap Value Fund
A fund seeking long-term capital appreciation through investments in stocks of large-cap companies believed to be undervalued. The fund is only available to institutional investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2015, and Statement of Additional Information, dated May 1, 2015.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%

Other expenses	0.02%

Total annual fund operating expenses	0.57%

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$58	$183	$318	$714

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies In taking a value approach to investment selection, the fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of large-cap companies that the portfolio manager regards as undervalued. The fund defines a large-cap company as having a market capitalization that, at the time of purchase, is either (i) larger than the current median market capitalization of companies in the Russell 1000 Value Index or (ii) larger than the three year average median market capitalization of companies in the index as of December 31 of the three preceding years. The Russell 1000 Value Index is a widely used benchmark of the largest U.S. value stocks. As of December 31,

T. Rowe Price	2

2014, the median market capitalization for the Russell 1000 Value Index was approximately $7.3 billion. The market capitalizations of the companies in the fund’s portfolio and the Russell index change over time; the fund will not automatically sell or cease to purchase stock of a company it owns just because the company’s market capitalization falls below these levels. The fund may also purchase stocks of smaller companies.

Our in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, we generally look for one or more of the following:

• low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company’s peers, or its own historical norm;

• low stock price relative to a company’s underlying asset values;

• companies that may benefit from restructuring activity; and/or

• a sound balance sheet and other positive financial characteristics.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the fund’s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Summary	3

Investment style risk Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Market capitalization risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Performance The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

T. Rowe Price	4

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown under “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown under “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Average Annual Total Returns
	Periods ended
	December 31, 2014
	1 Year	5 Years	10 Years
Institutional Large-Cap Value Fund
Returns before taxes	13.13%	14.86%	7.75%
Returns after taxes on distributions	12.33	14.43	7.27
Returns after taxes on distributions
and sale of fund shares	8.07	11.98	6.28
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.45	15.42	7.30
Lipper Large-Cap Value Funds Index	11.01	13.64	6.75

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Summary	5

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Mark S. Finn	Co-Chairman of Investment Advisory Committee	2010	1998
John D. Linehan	Co-Chairman of Investment Advisory Committee	2004	1998
Heather K. McPherson	Co-Chairman of Investment Advisory Committee	2015	2002
Brian C. Rogers*	Co-Chairman of Investment Advisory Committee	2006	1982

* Effective October 31, 2015, Brian C. Rogers will step down as co-portfolio manager of the fund and co-chairman of the fund’s Investment Advisory Committee.

Purchase and Sale of Fund Shares

The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8790 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E130-045 5/1/15